Exhibit 3.168
State of Delaware
Office of the Secretary of State

     I, EDWARD J. FREEL., SECRETARY OF STATE OF THE STATE OF DELAWRE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF LIMITED PARTNERSHIP OF “COLUMBIA/JFK MEDICAL CENTER LIMITED PARTNERSHIP”, FILED IN THIS OFFICE ON THE FOURTEENTH DAY OF MAY, A.D. 1997, AT 9 O’CLOCK A.M.

/s/ Edward J. Freel Edward J. Freel, Secretary of State

2751514 8100	AUTHENTICATION:	8467652

971159403	DATE:	05-15-97

CERTIFICATE OF LIMITED PARTNERSHIP
OF
COLUMBIA/JFK MEDICAL CENTER LIMITED PARTNERSHIP
     This Certificate of Limited Partnership of Columbia/JFK Medical Center Limited Partnership (the “Limited Partnership”) is being executed by the undersigned for the purpose of forming a limited partnership pursuant to the Delaware Revised Uniform Limited Partnership Act.
1.	The name of the limited partnership is Columbia/JFK Medical Center Limited Partnership.

2.	The address of the registered office of the limited partnership in Delaware is 1013 Centre Road, Wilmington, Delaware 19805. The limited partnership’s registered agent at that address is The Prentice-Hall Corporation System, Inc.

3.	The name and address of the general partner is:

NAME	ADDRESS
Columbia Palm Beach GP, LLC	One Park Plaza
Nashville, TN 37203
     IN WITNESS WHEREOF, the undersigned, constituting all of the general partners of the Partnership, have caused this Certificate of Limited Partnership which shall become effective upon the date of filing, to be duly executed as of the 13th day of May, 1997.
     Signed on May 13, 1997.

PALM BEACH HEALTHCARE SYSTEM, INC., the managing member of COLUMBIA PALM BEACH GP, LLC., the general partner
/s/ Stephen T. Braun
Stephen T. Braun, Senior Vice President

State of Delaware
Office of the Secretary of State

     I, HARRIET SMITH WINDSOR, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF “COLUMBIA/JFK MEDICAL CENTER LIMITED PARTNERSHIP”, FILED IN THIS OFFICE ON THE SEVENTEENTH DAY OF DECEMBER, A.D. 2001, AT 10 O’CLOCK A.M.

/s/ Harriet Smith Windsor Harriet Smith Windsor, Secretary of State

2751514 8100	AUTHENTICATION:	1510878

010648769	DATE:	12-08-01

STATE OF DELAWARE
SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 10:00 AM 12/17/2001
010648769 — 2751514
CERTIFICATE OF AMENDMENT
TO THE
CERTIFICATE OF LIMITED PARTNERSHIP
OF
Columbia/JFK Medical Center Limited Partnership
     The undersigned, desiring to amend the certificate of Limited Partnership of Columbia/JFK Medical Center Limited Partnership pursuant to the provisions of Section 17-202 of the Revised uniform Limited Partnership Act of the State of Delaware, does hereby certify as follows:
     FIRST: The name of the Limited Partnership is Columbia/JFK Medical Center Limited Partnership
     SECOND: Article 2 of the certificate of Limited Partnership shall be amended as follows:
     The name and address of the registered agent is The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware 19801.
     IN WITNESS WHEREOF, the undersigned has executed this Amendment to the Certificate of Limited Partnership of Columbia/JFK Medical Center Limited Partnership on this 10th day of December, 2001.

Columbia/JFK Medical Center Limited Partnership

By	/s/ Mary R. Adams Mary R. Adams, Attorney-in-Fact

Delaware

The First State
     I, HARRIET SMITH WINDSOR, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF “COLUMBIA/JFK MEDICAL CENTER LIMITED PARTNERSHIP”, CHANGING ITS NAME FROM “COLUMBIA/JFK MEDICAL CENTER LIMITED PARTNERSHIP” TO “JFK MEDICAL CENTER LIMITED PARTNERSHIP”, FILED IN THIS OFFICE ON THE FOURTH DAY OF APRIL, A.D. 2005, AT 5:54 O’CLOCK P.M.

/s/ Harriet Smith Windsor Harriet Smith Windsor, Secretary of State

2751514 8100	AUTHENTICATION:	3789172

050272280	DATE:	04-05-05

CERTIFICATE OF AMENDMENT
TO THE
CERTIFICATE OF LIMITED PARTNERSHIP
OF
COLUMBIA/JFK MEDICAL CENTER LIMITED PARTNERSHIP
     The undersigned, desiring to amend the Certificate of Limited Partnership of Columbia/JFK Medical Center Limited Partnership pursuant to the provisions of Section 17-202 of the Revised Uniform Limited Partnership Act of the State of Delaware, does hereby certify as follows;
     FIRST: The name of the Limited Partnership is Columbia/JFK Medical Center Limited Partnership
     SECOND: Article 1 of the Certificate of Limited Partnership shall be amended to read in its entirety as follows:
     “1. The name of the Limited Partnership is JFK Medical Center Limited Partnership”
     IN WITNESS WHEREOF, the undersigned executed this Amendment to the Certificate of Limited Partnership on this 1st day of April, 2005.

Columbia/JFK Medical Center Limited Partnership By: Columbia Palm Beach GP, LLC, its general partner

By:	/s/ Dora A. Blackwood Dora A. Blackwood
Authorized Representative

State of Delaware
Secretary of State
Division of Corporations
Delivered 06:02 PM 04/04/2005
FILED 05:54 PM 04/04/2005
SRV 050272280 — 2751514 FILE